Investor Presentation January 2023

Disclosures Forward-Looking Statements This presentation may contain statements relating to our expected financial performance and/or future business prospects, events and plans that are “forward-looking statements” as defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent our estimates and assumptions only as of the date of this investor presentation. Our actual results may differ materially from the results described in or anticipated by our forward- looking statements due to certain risks and uncertainties. These potential risks and uncertainties include, among other things: risks relating to the cyclical nature of our business; adverse economic and market conditions; material disruption in the movement of rail traffic for deliveries; fluctuating costs of raw materials, including steel and aluminum, and delays in the delivery of raw materials; our ability to maintain relationships with our suppliers of railcar components; our reliance upon a small number of customers that represent a large percentage of our sales; the variable purchase patterns of our customers and the timing of completion, delivery and customer acceptance of orders; potential financial and operational impacts of the COVID-19 pandemic; the highly competitive nature of our industry; the risk of lack of acceptance of our new railcar offerings by our customers; and other competitive factors. We expressly disclaim any duty to provide updates to any forward-looking statements made in this investor presentation, whether as a result of new information, future events or otherwise.

Company Overview

Re-engineered Business Model Built to Achieve Profitable Growth INDUSTRY-LEADING PURE PLAY MANUFACTURER OF HIGH-QUALITY RAILCARS $360M Revenue Up 16% YoY 1. See appendix for reconciliation of non-GAAP measures 3,151 Railcar Deliveries 175K+ Railcars in Service Today LTM as of 9/30/2023 9.5% Gross Margin Up 59 bps YoY 5,000+ Capacity $4,720 Adj. EBITDA1 / Railcar Up 49% YoY

Transitioning From Over a Century of Coal Car Industry Dominance

To address industry-wide challenges, the new management team **initiated a multi-year product, footprint, and cost transformation**

1900s – 2000s
Established Leadership Capturing Coal Car Demand

- 80% market share in coal car manufacturing for more than a century
- Johnstown America changes name to FreightCar America ("FCA")
- In 2005, FCA completed IPO

2010s – 2020s
Pivot to a New Company

- Major declines in coal production significantly impacted FCA's primary business and resulted in a reduction in coal car revenue from 92% to 1% between 2012-2016
- COVID-19 and an industry downturn impacted demand for new railcars of all types and further challenged FCA's business and U.S. based multi-plant footprint

2020 – 2024
Product, Footprint and Cost Transformation

- **Completed closures** of all legacy, US manufacturing plants
- **Refinanced** company and **'greenfielded'** a state-of-the–art manufacturing campus in Castaños, Mexico
- **1000th railcar** produced at Castaños, Mexico facility
- Exited from leasing business to align FCA with key customers as a **pure manufacturer**
- **5000th railcar** produced at Castaños, Mexico facility
- **Completed buildout** of the lower cost, vertically integrated Castaños campus with capacity of 5,000+ units / year and flexibility to produce most freight car types
- **Achieving industry leading margins**

5

FREIGHTCAR AMERICA

Company Leadership Michael Riordan Chief Financial Officer Joined FCA in 2020 as part of turn-around team Focused on strategic planning and capital management 17+ years in finance, accounting and operations James R. Meyer Chief Executive Officer Joined FCA in 2017 to transform Company operations Proven turn-around leadership at public and private manufacturing companies 30+ years of experience in heavy equipment, automotive & consumer goods industries Matthew Tonn Chief Commercial Officer Joined FCA in 2019 to lead Company’s realignment in the broader freight and third- party lessor markets Proven track record for business development, growth and start-ups 30+ years of experience in the rail equipment markets Nicholas Randall Chief Operating Officer Joined FCA in 2023 to lead operations and prepare Company for its next phase of development Technical expertise in manufacturing excellence and supply chain management 20+ years of expertise in leading automotive and aerospace companies Celia Perez General Counsel & Corporate Secretary Joined FCA in 2022 to lead Company Legal and Compliance Business-minded attorney with deep commercial and M&A experience 15+ years in the legal industry, with a mix of private practice, in-house and government experience 100+ years of industrial manufacturing experience 6

Historical Company: FY19 Restructured FCA: YTD 3Q23 Evolution of Enhanced Earnings Quality 7 ($18,020) Adj. EBITDA1 / Railcar 10,000+ railcar capacity $6,811 Adj. EBITDA / Railcar # Manufacturing Locations 2 manufacturing locations 1 manufacturing location 5,000+ railcar capacity 2,276 railcar deliveries 2,001 railcar deliveries 1. See appendix for reconciliation of non-GAAP measures

WORLD-CLASS MANUFACTURER OF RAIL EQUIPMENT, GENERATING INDUSTRY LEADING MARGINS WITH SIGNIFICANT OPPORTUNITY FOR FURTHER EXPANSION Executing Strategic Pivot to Drive Profitable Growth Minimized fixed costs to provide agility during cyclical downturns Breakeven Adj. EBITDA at extremely low volumes Fast changeovers / reduced downtime Vertically integrated Ample ability to source lower cost skilled labor Manufacturing Footprint / Cost Commercialization Strategy Pillars for Value Creation 2024 & Beyond Strategic focus – scaling the business at a higher margin Drive Profitable Growth in Railcar Manufacturing Recapitalize Debt Structure Future Product Expansion Pure play manufacturer, fully committed to serving leasing customers that represent the majority of industry purchases Well-positioned to respond to customer delivery requirements by achieving fast and efficient order-to-fulfillment times State of the art manufacturing and industry-respected technical team able to efficiently deliver customized product requirements

Manufacturing Campus Positioned to Scale Castaños, Mexico Facility: Plant designed for efficient future expansion 1250 6250 FY20 FY21 FY22 FY23 FY24E Castaños Railcar Capacity | Timing of Ramping Facility Line 4 5000 3750 Line 3 2500 Line 2 Line 1 0 2023 1M completion Sq. ft. 2K employees 5K+ Annual car capacity 4 Production lines Vertically integrated paint, fabrication, wheel & axle shops

Vertically-Integrated Facility Driving Significant Margin Improvement 10 Early stages of realizing benefits of operational efficiencies: Optimized operational efficiency and cost-effectiveness Proximity to low-cost regional supply base Achieved $6,811 in Adj. EBITDA / Railcar1 at ~50% capacity 1. YTD 3Q23 as of 9/30/23; See appendix for reconciliation of non-GAAP measures ($20,000) ($10,000) $0 $10,000 $20,000 FY20 FY21 FY22 YTD 3Q23 Gross Profit / RAILCAR Ability to effectively manage supply chain challenges due to consolidated footprint and vertical integration Access to a skilled labor force in MX with higher retention than domestic labor force

Uniquely Positioned within Market FCA’s flexible manufacturing and industry respected technical team allow for product run sizes and order customization considered undesirable by the competition By maintaining open capacity starting in months 8 – 9, combined with flexibility designed into its manufacturing tooling and processes, FCA is well-positioned to win business that must be delivered on short timelines FCA’s business is approximately equally divided between Class I Railroads, Leasing Companies and Shippers FCA’s nimble commercial structure is designed to thrive in dynamic market environments, on volumes as low as 3,500 units per year with an Adj. EBITDA breakeven below 2,000 units per year FY20 through 3Q23 44 Different car designs delivered 29 Unique Customers Order Fulfillment 4-9 Months Industry leading order fulfillment time As a pure play, FCA has a unique relationship with lessors Pure Play Manufacturer That Does Not Compete with Its Customers Niche Manufacturing Capability Optimized Backlog Leasing comprises a majority of industry railcar orders

Pillars for Value Creation

GROWTH STRATEGY

Drive Profitable Growth in Railcar Manufacturing

New state-of-the-art campus, 1M sq. ft. complete for start of 2024

Well trained, 2,000-person workforce with commitment to lean manufacturing and ability to scale

Already achieving industry leading margins

Recapitalize Debt Structure

With the additional growth, FreightCar America will be **positioned to recapitalize its debt structure**

2020 PIMCO $40M **secured term loan**

2021 Completed **transition to Mexico**

Achieved **Adj. EBITDA breakeven**

2022 Achieved **positive operating cash flow**

2023 **Shed legacy lease fleet**

Refinanced term loan

Future Product Expansion

Facilities, people, proximity to the U.S. border and deep knowledge of Mexico **create potential whitespace opportunities**

Ability to Expand Offerings


Gondolas


Hoppers


Flat Cars


Box Cars


Conversions

Additional Whitespace Opportunities

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FREIGHTCAR AMERICA

Financial Overview

3Q23 Financial Results

Solid quarterly results realizing **continued gross margin expansion** and **positive Adj. EBITDA generation**

Revenues of $61.9M, down 28% YoY

- 503 railcar deliveries in 3Q23, down from 783 railcar deliveries in 3Q22 due to product changeovers, plant construction and material disruption in the movement of rail traffic for deliveries

Gross Margin of 14.9%, up 960 bps YoY

- Strong margin expansion result of the continued “dialing in” and “closer to completion” new manufacturing campus

Adj. EBITDA margin of 5.7%, up 385 bps YoY

3Q23 railcar orders of 1,015 and 3,356 YTD 3Q23

- Backlog of 3,800 railcars for an aggregate value of ~$452 million

Revenue ($ in millions)


$85.7
$61.9
3Q22
3Q23

Gross Profit


$4.6
$9.2
3Q22
3Q23

Adjusted EBITDA[1]


$1.6
$3.5
3Q22
3Q23

1. See appendix for reconciliation of non-GAAP measures

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FreightCar America

Historical Financial Performance $230 $108 $203 $365 2,276 751 1,731 3,184 FY19 FY20 FY21 FY22 ($29.5) ($7.2) $8.4 ($41.0) FY19 FY20 FY21 FY22 Adjusted EBITDA1 ($ in millions) Revenue ($ in millions) / Railcar Deliveries (units) 2020-2022 CAGR Deliveries 62% | Revenue 50% 1. See appendix for reconciliation of non-GAAP measures

($55.4) $11.5 ($58.9) FY20 FY21 FY22 Cash Flow Operating Cash Flow ($ in millions) Key Metrics 3Q231 Improvements driven by operations ramping-up, debt restructuring, and reduced fees of ABL facility 1. For 3Q23 ending 9/30/23 $15.4M Cash $31.1M Total Debt $ 4.0M Capital Expenditures 16

Appendix 17

Reconciliation of (Loss) Income Before Taxes to EBITDA and Adjusted EBITDA EBITDA represents earnings before interest, taxes, depreciation and amortization. We believe EBITDA is useful to investors in evaluating our operating performance compared to that of other companies in our industry. In addition, our management uses EBITDA to evaluate our operating performance. The calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall performance of the company’s business. EBITDA is not a financial measure presented in accordance with U.S. GAAP. Accordingly, when analyzing our operating performance, investors should not consider EBITDA in isolation or as a substitute for net income, cash flows from operating activities or other statements of operations or statements of cash flow data prepared in accordance with U.S. GAAP. Our calculation of EBITDA is not necessarily comparable to that of other similar titled measures reported by other companies. 18 Three Months Ended September 30 Nine Months Ended September 30 2023 2022 2023 2022 Income (Loss) Before Income Taxes $3,409 $(17,834) $(19,846) $(27,242) Depreciation & Amortization 1,085 1,050 3,189 3,110 Interest Expense, Net 2,037 6,087 12,988 17,549 EBITDA 6,531 (10,697) (3,669) (6,583) Change in Fair Value of Warrant (A) (4,273) 1,274 1,869 3,258 Restructuring and Impairment Charges (B) – – – – Impairment on Leased Railcars (C) – – – – Gain on OPEB Settlement (D) Loss/(Gain) on Debt Extinguishment (E) – – 14,880 – Alabama Grant Amortization (F) – – – (1,857) Mexican Permanent VAT (G) – 908 – 908 Loss on Pension Settlement (H) 313 8,105 313 8,105 Transaction Costs (I) – 116 – 116 Startup Costs (J) – 949 – 949 Consulting Costs (K) – 226 – 988 Corporate Realignment (L) – 63 – 1,323 Retention and Success (M) – – – – Legal Reserve (N) – – – – Plant Transition Costs (O) – – – – Loss/(Gain) on Sale of Railcars Available for Lease (P) – – (622) – Stock Based Compensation (Q) 715 817 524 2,307 Other, Net 228 (190) 333 (2,347) Adjusted EBITDA $3,514 $1,571 $13,628 $7,167

Reconciliation of (Loss) Income Before Taxes to EBITDA and Adjusted EBITDA

	FY 2019	FY 2020	FY 2021	FY 2022	LTM September 30, 2023	LTM September 30, 2022
Income (Loss) Before Income Taxes	$(75,353)	$(85,899)	$(40,034)	$(36,535)	$(29,139)	$(26,825)
Depreciation & Amortization	12,438	9,202	4,304	4,135	4,214	4,110
Interest Expense, Net	609	2,225	13,317	25,423	20,862	21,590
EBITDA	**(62,306)**	**(74,472)**	**(22,413)**	**(6,977)**	**(4,063)**	**(1,125)**
Change in Fair Value of Warrant (A)	–	3,657	14,894	(1,486)	(2,875)	(817)
Restructuring and Impairment Charges (B)	22,371	18,325	6,530			–
Impairment on Leased Railcars (C)	–	18,951	158	4,515	4,515	158
Gain on OPEB Settlement (D)	(6,637)	–			–	–
Loss/(Gain) on Debt Extinguishment (E)			(10,122)		14,880	7
Alabama Grant Amortization (F)	(2,219)	(2,219)	(2,216)	(1,857)	-	(2,408)
Mexican Permanent VAT (G)				2,769	1,861	908
Loss on Pension Settlement (H)				8,105	313	8,105
Transaction Costs (I)	–	465	491	153	37	116
Startup Costs (J)				1,113	164	949
Consulting Costs (K)			129	1,073	85	1,117
Corporate Realignment (L)				1,323	–	1,323
Retention and Success (M)	144	3,130			–	–
Legal Reserve (N)			756		–	256
Plant Transition Costs (O)		2,239	2,386		–	–
Loss/(Gain) on Sale of Railcars Available for Lease (P)	7,266	–			(622)	–
Stock Based Compensation (Q)	1,225	1,034	2,977	2,106	323	2,455
Other, Net	(858)	(576)	(817)	(2,426)	254	(2,674)
Adjusted EBITDA	**$(41,014)**	**$(29,466)**	**$(7,247)**	**$8,411**	**$14,872**	**$8,370**

EBITDA represents earnings before interest, taxes, depreciation and amortization. We believe EBITDA is useful to investors in evaluating our operating performance compared to that of other companies in our industry. In addition, our management uses EBITDA to evaluate our operating performance. The calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall performance of the company's business. EBITDA is not a financial measure presented in accordance with U.S. GAAP. Accordingly, when analyzing our operating performance, investors should not consider EBITDA in isolation or as a substitute for net income, cash flows from operating activities or other statements of operations or statements of cash flow data prepared in accordance with U.S. GAAP. Our calculation of EBITDA is not necessarily comparable to that of other similar titled measures reported by other companies.

19

FreightCar America

This adjustment removes the non-cash expense associated with the change in fair market value of warrant liability. The Company incurred certain restructuring costs related to severance and other costs related to its shutdown of the Shoals and Roanoke facilities. During the fourth quarters of 2020, 2021, and 2022, the Company recorded a non-cash impairment charge on its leased railcar fleet. During the fourth quarter of 2019, the Company recognized a non-cash gain on the settlement of its OPEB plan. The Company recorded a non-cash gain on extinguishment of its PPP Loan in the third quarter of 2021. The Company amortizes deferred grant income to cost of goods sold that represent a non-cash reduction to its gross margin (loss). The Company transitioned to tolling manufacturing structure in the third quarter of 2022 and as a result incurred permanent VAT costs. The Company recorded a non-cash pre-tax pension settlement loss in the third quarter of 2022. The Company incurred certain costs in the fourth quarter of 2020 for nonrecurring professional services associated with the acquisition of its Castaños joint venture. The Company incurred certain costs during 2022 related to new production line. The Company incurred certain non-recurring consulting costs during 2021 and 2022. The Company incurred certain non-recurring corporate realignment costs in 2022. m) During 2019, the Company implemented retention and success bonus programs for certain employees during its restructuring. During the first and fourth quarters of 2021, the Company recognized charges related to a legal dispute. During 2020, the Company implemented a program to shift production originally planned for its U.S. plants to its Castaños facility. This adjustment represents non-recurring costs associated with moving inventory and equipment to its Castaños facility. During 2019, the Company recognized losses on its sale of railcars available for loss. This adjustment removes the non-cash expense associated with the stock-based compensation. Reconciliation of (Loss) Income Before Taxes to EBITDA and Adjusted EBITDA Adjusted EBITDA represents EBITDA before the following charges:

We believe that Adjusted EBITDA is useful to investors evaluating our operating performance compared to that of other companies in our industry because it eliminates the impact of certain non-cash charges and other special items that affect the comparability of results in past quarters. Adjusted EBITDA is not a financial measure presented in accordance with U.S. GAAP. Accordingly, when analyzing our operating performance, investors should not consider Adjusted EBITDA in isolation or as a substitute for net income, cash flows from operating activities or other statements of operations or statements of cash flow data prepared in accordance with U.S. GAAP. Our calculation of Adjusted EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies. Reconciliation of (Loss) Income Before Taxes to EBITDA and Adjusted EBITDA

Thank you!